UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 March 31, 2008
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                               ORIENT PAPER, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      000-52639                   20-4158835
          ------                      ---------                   ----------
(State or Other Jurisdiction  (Commission File Number)          (IRS Employer
     of Incorporation)                                       Identification No.)

                            Science Park, Xushui Town
                          Boading City, Hebei Province
                        People's Republic of China 072550
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          (Address of Principal Executive Offices, including Zip Code)

                                (86) 312-8605508
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              (Registrant's telephone number, including area code)


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                 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On March 31, 2008, we were advised by the Farber Hass & Harley, LLP, independent accountants for us and our subsidiary, Hebei Baoding Orient Paper Milling Co., Ltd., that it had not consented to the use of its audit report on the financial statements for Hebei Baoding Orient Paper Milling Co., Ltd. for the year ended December 31, 2006 included in our Form 10-K for the year ended December 31, 2007, and that consequently, we should file this report on Form 8-K advising the SEC and investors that they should not rely on those financial statements. We also have filed a Form 12b-25 requesting an extension of time to file our Form 10-K.

      An authorized officer of our company has discussed this matter with Farber Hass & Harley, LLP. We have furnished Farber Hass & Harley, LLP with a copy of this Form 8-K and requested that it furnish us with a letter addressed to the SEC stating whether they agree with the statements made in response to this Item, or if not, stating the respects in which it does not agree. We will file the letter we receive from Farber Hass & Harley, LLP as an exhibit to this Form 8-K by an amendment thereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.      Description of Exhibit

    1            Letter from Farber Hass & Harley, LLP.*

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*     To be filed by amendment

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ORIENT PAPER INC.


Dated: April 1, 2008                            By: /s/ Zhenyong Liu
                                                    ----------------------------
                                                    Zhenyong Liu
                                                    Chief Executive Officer